SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) July 22, 2002
                        -------------------------------


                          ATLANTIC TELE-NETWORK, INC.
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            (Exact name of registrant as specified in its charter)


    Delaware                         0-19551               47-0728886
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(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation)               File Number)            Identification No.)


                          19 Estate Thomas Havensite
              PO Box 12030 St. Thomas, U.S. Virgin Islands 00801
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (340) 777-8000
                          --------------------------


                                      N/A
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        (Former name or former address, if changed since last report.)








Item 4.     Changes in Registrant's Certifying Accountant.
            ---------------------------------------------

     On July 22, 2002, the Board of Directors of Atlantic Tele-Network, Inc. (the "Company"), upon recommendation of its Audit Committee, decided not to engage Arthur Andersen LLP ("Andersen") as the Company's principal public accountants and reengaged PricewaterhouseCoopers LLP to serve as the Company's principal public accountants for fiscal year 2002.

     Andersen's reports on the consolidated financial statements of the Company and its subsidiaries for the two most recent fiscal years ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's two most recent fiscal years ended December 31, 2001 and the subsequent interim period through July 22, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Andersen with a copy of the foregoing disclosures. Andersen has informed the Company that it is unable to provide a letter stating whether it is in agreement with such statements.

     During the Company's two most recent fiscal years ended December 31, 2001 and the subsequent interim period through July 22, 2002, the Company did not consult PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.




                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ATLANTIC TELE-NETWORK, INC.


                                       By /s/Steven M. Ross
                                       -------------------------------
                                       Steven M. Ross
                                       Treasurer, Chief Accounting Officer and
                                       Acting Chief Financial Officer



July 29, 2002